Income Tax	6 Months Ended
Jun. 30, 2026
Income Tax [Abstract]
Income Tax

Note 12 — Income Tax

Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. The Company recognizes the effect of income tax positions only if those positions are more likely than not of being sustained on examination by the taxing authorities. Recognized income tax positions are measured at the largest amount that is greater than 50% likely of being realized. Changes in recognition or measurement are reflected in the period in which the change in judgment occurs.

The Company records interest and penalties related to unrecognized tax benefits in the income tax provision.

The effective tax rate for the six months ended June 30, 2026, was 0.01%. The difference between the effective tax rate and the statutory tax rate of 21% for the six months ended June 30, 2026, is primarily due to the impact of the valuation allowance.

For the three and six months ended June 30, 2026, there was a tax benefit of $0.1 million and $0.1 million recognized by the Company, respectively.